2023 Investor Presentation Exhibit 99

Safe Harbor Statement and Disclosure ▪ This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP) ▪ Refer to NACCO’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results ▪ Information noted in the following slides was effective as of the date that this presentation was posted to the NACCO Industries website, April 1, 2024. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of the Company’s most recent earnings release and conference call (March 7, 2024) ▪ This presentation is not an offer to sell or a solicitation of offers to buy any of NACCO Industries, Inc.’s securities 2

Company Overview NACCO Industries® brings natural resources to life by delivering aggregates, minerals, reliable fuels and environmental solutions through its robust portfolio of NACCO Natural Resources businesses

…while maintaining a conservative balance sheet that allows us to invest in initiatives to drive growth Charting Our Future Through Two Key Strategies… 4 Partners with power generation customers to maintain cost- effective energy solutions Provides a broad range of contract mining services for producers of industrial minerals Manages a growing portfolio of mineral and royalty interests + ® Redevelops mitigated properties with a focus on solar and other energy-related projects Grow and Diversify Protect the Core Provides mitigation and environmental restoration solutions to an expanding customer base

(1) 2023 results include a long-lived asset impairment charge of $65.9 million, or $50.7 million, after taxes of $15.2 million, using the 23% statutory tax rate. (2) Consolidated Adjusted EBITDA and Net Cash are non-GAAP measures and should not be considered in isolation or as substitutes for GAAP measures. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 33. (3) Net Cash at December 31, 2023, calculated as cash of $85.1 million less total debt of $36.0 million. NACCO Industries (NYSE: NC) – At a Glance 5 Year Ended December 31, 2023 As Reported Adjustments Adjusted Operating loss (1) ($70.1) $65.9 ($4.2) Income (loss) before income taxes (1) ($64.2) $65.9 $1.7 Net income (loss) (1) ($39.6) $50.7 $11.1 Consolidated Adjusted EBITDA(2) $27.5 - $27.5 Net Cash (2)(3) $49.2 - $49.2 Revolver Availability $105.1 - $105.1 ▪ Priorities for Cash ➢ Invest in projects with high internal rates of return that leverage our competitive strengths to advance our growth and diversification strategy ➢ Fund required capital expenditures ➢ Return cash to stockholders through dividends and, as appropriate, share repurchases ▪ Maintain a conservative leverage ratio Key Metrics Positioned for Growth In millions

Coal Mining Segment

7 Power Plant Operation & Maintenance Electricity Sales Regulatory Matters Load & Haul Coal Handling Reclamation Bond Release North American Coal operates surface coal mines under long-term contracts pursuant to a service-based business model Customer Operations • More than 110 years of experience • Our mines deliver coal to adjacent power plants • Each mine is the exclusive supplier to its customer’s facility • Mine-mouth operations provide cost advantages to customers Mining Land Acquisition Reserve Acquisition Permitting Mine Planning

▪ Coteau, Falkirk and Coyote Creek operate under contracts that align our goals with customer objectives ➢ Management fee earned per ton of coal delivered ➢ Customers are responsible for funding all operating costs and capital ➢ Provides steady income and cash flow with minimal capital investment ➢ Eliminates exposure to coal market price fluctuations and final mine reclamation liability ▪ Work diligently to support customers so they can produce reliable and affordable energy ▪ Focused on managing coal production costs to help customers with management fee contracts be more competitive ➢ Benefits customers and NACCO as fuel cost is a significant driver in power plant dispatch ➢ Cost-plus contract structure tempers the impact of inflation ➢ Increased power plant dispatch results in increased demand for coal by our customers – a win for all 8 Unique Business Model Closely Aligned with Customer Objectives Coal Mine Locations as of 12/31/23

Mississippi Lignite Mining Company (MLMC) ▪ Delivers 100% of the coal to supply the Red Hills Power Plant ➢ Power plant supplies electricity to Tennessee Valley Authority (TVA) ➢ Contract ends in 2032 ▪ We are responsible for all operating costs, capital requirements and final mine reclamation ▪ Contractually determined coal sales price adjusts based on changes in the level of established indices ➢ Not subject to spot coal market fluctuations ▪ Profitability is affected by three key factors: customer demand for coal, changes in the indices that determine coal sales price and actual costs ▪ In December 2023, the Red Hills Power Plant had an issue with one of its two boilers ➢ Unit remains disabled as of March 2024; timeline for resolution is uncertain ➢ With only one boiler, a significant decline in customer demand is expected in 2024 ➢ Temporary boiler issue contributed to significant 2023 non-cash impairment charge 9

Coal Industry Outlook ▪ The coal mining industry continues to face political and regulatory challenges, while demand for electricity rises ▪ Despite challenges, we believe coal must remain an essential part of the energy mix in the United States for the foreseeable future ➢ Emerging carbon capture and storage (CCS) technologies can be an important component of helping reduce emissions ➢ We are evaluating carbon capture and storage opportunities at MLMC and supporting our customers’ efforts in developing similar capabilities at other facilities ▪ Fluctuations in natural gas prices and availability of renewable power generation, particularly wind, can contribute to changes in power plant dispatch and customer demand for coal ▪ We continue to pursue activities which can strengthen the resiliency of our existing coal mining operations 10

Minerals Management Segment

Business Model ▪Minerals Management owns and derives income primarily from mineral and royalty interests that are leased to third-party lessees ➢ Lessees make payments to us based on their production and sale of natural gas, oil, natural gas liquids and, to a lesser extent, coal ➢ Benefit from the continued development of properties without the need for additional capital investment once interests have been acquired 12

Minerals Management reserve locations as of 12/31/23 ▪ Total mineral and royalty interests included 184,700 gross acres and 63,300 net royalty acres at December 31, 2023 ▪ Current portfolio includes mineral and royalty interests in premier U.S. oil and gas producing regions ▪ Goals: ➢ Construct a diversified portfolio that delivers near-term cash flow yields and long-term projected growth ➢ Deliver unlevered after-tax returns on invested capital in the mid-teens 13 Location of Significant Reserves OH PA ND TX LA Gas ✓ ✓ ✓ ✓ Oil ✓ ✓ ✓ Coal ✓ ✓ ✓

Appalachia Gulf Coast Permian Rockies Williston Totals 2023 Gross Acres 34,661 27,932 120,636 326 1,194 184,749 2023 Net Royalty Acres 36,199 20,105 4,556 72 2,388 63,320 2023 Production (BOE) 704,584 570,801 144,594 2,262 0 1,422,241 Production Mix By Revenue(1) Undeveloped Gross/Net Well Count 179 / 10.5 124 / 4.0 1,572 / 5.4 17 / 0.1 - 1,892 / 20.1 Production Mix By Product(1) Undeveloped Rig Count(2) 16 37 233 2 - 288 Operator Count(3) 15 13 44 3 - 73 Top Operators Ascent Resources BPX Energy Vital Energy Peak Powder River Resources Undeveloped BPX Energy EAP Holdings Tellurian Inc Pioneer Natural Resources EOG Resources Ascent Resources Gulfport Energy Corp Silverbow Endeavor Energy Resources M&K Oil Company Vital Energy Gas 26% Oil 74% Gas 22% Oil 57% NGL 21% Gas 3% Oil 89% NGL 8% Gas 95% Oil 4% NGL 1% Gas 12% Oil 88%Gas 88% Oil 6% NGL 6% Minerals Management Portfolio Overview Company Data as of 12/31/2023, unless otherwise noted (1) Based on average production rates and realized prices for Q4 2023 (2) Rigs operating for company lessees within the basin, as of 3/21/2024 (3) Totals may not add because operators may be included in multiple basins Gas 81% 14 Gas 92% Oil 5% NGL 3% 70 Oil 26% NGL 4% Gas 95% Oil 1% NGL 4% Gas 99% Oil 1%

▪ Catapult Mineral Partners is successfully executing its proven business model to increase its mineral and royalty interests ➢ Acquisitions totaling $68 million since 2020 ➢ Targeting additional investments of up to $20 million in 2024 ▪ Disciplined acquisition approach that: ➢ Aligns with our long-term strategy and objectives ➢ Constructs a high-quality, diversified portfolio ➢ Extends geographic footprint to diversify across multiple basins in the U.S. 15 Minerals Management was a strong contributor to operating profit in 2023 Executing Growth

North American Mining Segment

17 North American Mining provides a broad range of contract mining services for producers of industrial minerals Customer Operations ▪ Primary platform for growth and diversification of our mining activities ▪ We believe NAMining is the largest operator of draglines in the U.S. ▪ Focused on operational excellence, scalability and driving profitable growth ▪ Innovatively deploying new types of mining equipment ▪ Executing on its plan to become a substantial contributor to operating profit over time

▪ Sawtooth Mining (NAMining subsidiary) to serve as exclusive contract miner for Thacker Pass lithium project, which is 100% owned by Lithium Americas Corp.* ➢ Will provide comprehensive mining services ➢ Currently providing mine design and consulting services ➢ Began acquiring equipment in 2023 • Reimbursement from customer for capital expenditures over a 5-year period ▪ Construction at Thacker Pass commenced in March 2023 *(TSX: LAC) (NYSE: LAC) 18 NAMining – Locations and Projects NAMining Locations as of 12/31/23 ▪ As of 12/31/23, projects in 8 states and growing ▪ During 2023: ➢ Executed 15-year contract to mine phosphate at a quarry in central Florida. o Production expected to commence in first half of 2024 ➢ Amended and extended existing limestone contracts with 2 customers and expanded the scope of work with another customer

Mitigation Resources

▪ Creates and sells stream and wetland mitigation credits and provides services to those engaged in permittee-responsible mitigation and environmental restoration, which include providing restoration services for abandoned mine lands ▪ On track to become a top ten provider of stream and wetland mitigation services in the southeastern U.S. ▪ Completed and current projects include the restoration of more than 164,000 feet of streams and 839 acres of wetlands ▪ 9 mitigation banks, 4 permittee-responsible mitigation projects, and various restoration service contracts as of 12/31/23 ▪ Expect to provide solid rates of return as this business matures 20 Mitigation Resources’ rapid expansion built upon our strong reputation and reclamation expertise

Mitigation Resources Growth ▪ Awarded 5 restoration projects during 2023 ▪ Expanded into Florida market in early 2024 with Pomona mitigation bank ▪ Expanded scope of business to include reclamation of abandoned mine land formerly mined by others ➢ Selected by State of Texas to restore abandoned mine land within the state o Potential to expand into other states ▪ Growth and diversification trajectory expected to result in attractive return on capital employed as business matures 21

18 Projects in High-Demand U.S. Markets 22

ReGen Resources

▪ XXX ReGen Resources 24 ❖ Formed in 2023 to address opportunities to develop energy infrastructure on mitigated properties ▪ Federal incentives available for redevelopment of reclaimed mine land ➢ Early-stage project with TVA to develop up to 450MW of solar energy on reclaimed MLMC land ➢ Evaluating additional opportunities to develop solar and/or other utility-scale energy projects, including through joint ventures ▪ Projects expected to help address rapidly increasing demand for additional power generation sources ➢ Energy consumption rising, while current electricity generating capacity is constrained

Stewardship

▪ NACCO’s 110 years of growth and success are founded on our fundamental commitment to safety, people, community and the environment ▪ Good corporate governance with a long-term perspective is an integral part of our value system 26 Doing the right thing is in our corporate DNA People Community We are committed to operating with honesty, accountability and transparency Safety

Safety first, safety always ▪ We operate in a culture committed to safety excellence ▪ Based on Mine Safety and Health Administration data, the National Mining Association ranks us as an industry leader in safety, and our MSHA lost-time incident rate is consistently below the national average for comparable mines ▪ During 2023: ➢ The Coyote Creek Mine received the Lignite Energy Council’s Safety Excellence Award and ended the year with zero lost-time or reportable accidents ➢ The Freedom Mine and Falkirk Mine were recognized with Distinguished Safety awards for achieving incident rates lower than the national average ➢ Demery Resources (Five Forks Mine) celebrated 11 years with zero lost-time or reportable accidents ➢ Mitigation Resources of America® celebrated 2 years with zero lost-time or reportable accidents 27 We have received more than 100 state and national safety awards SAFETY IS OUR PRIORITY #1

People 28 ▪ Employees fuel our success ▪ We encourage our employees to pursue continued professional development, skills training and other educational opportunities ➢ We enjoy high retention rates and long tenures with our employees ✓ 14% of employees have at least 20 years of service ✓ In 2023, 12 employees celebrated 40 years or more with the company ✓ Average tenure is 11 years of service 28 We believe in making long-term investments in the areas where we operate: ▪ Over $920,000 of donations made in 2023 to support community organizations ▪ We support employee cash donations to qualified organizations through our matching gift program ➢ Match up to $5,000 per employee ➢ In 2023, we matched more than $97,000 of employee and director contributions ▪ Regularly host students, teachers and community groups on mine tours and educational programs

29 Environment ▪ At our core, we are conservationists ▪ Our native grass programs exemplify our commitment to going above and beyond technical requirements for reclamation ▪ Managing and enhancing land is one of the great benefits we offer customers ▪ From permit management to agency coordination, we are experts in environmental stewardship and compliance ▪ Since 1978, we have planted over 10 million trees as part of reclamation activities We have received over 97 federal and state awards for successful and innovative reclamation projects since 1978 29 Recent Environmental Awards: ➢ In 2022, The Coteau Properties Company received the Excellence in Surface Coal Mining and Reclamation Award ➢ Caddo Creek Resources Company earned the 2022 Texas Coal Mining Reclamation Award

Why Invest in NACCO? 30 Two Key Strategies – Protect the Core and Grow and Diversify – provide the right balance as we chart our future Minerals Management’s growing portfolio of high-quality oil & gas mineral interests expected to provide strong long-term income & steady cash flow Mitigation Resources’ growth and diversification trajectory expected to result in attractive return on capital employed as business matures Strong culture built on integrity, quality and focus on safety – we believe in doing the right thing every time Business managed for over 100 years with a long-term perspective toward increasing shareholder value Core coal business generates steady cash flow over the long term NAMining provides platform for growth and diversification of industrial minerals mining activity Strong balance sheet provides capacity for growth

Financial Results and Non-GAAP Reconciliation

52.0 41.4 7.1 0 15 30 45 60 2021 2022 2023 Historical Operating Results 32 45.8 38.3 (71.3) (80) (55) (30) (5) 20 45 2021 2022 2023 Segment Operating Profit Segment Adjusted EBITDA(3) (1) During 2022 and 2023, the Company recorded non-cash impairment charges of $3.9 million and $65.9 million, respectively. (2) During 2021 and 2022, the Company received cash contract termination settlement income of $10.3 million and $14.0 million, respectively. (3) Segment Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. Segment Adjusted EBITDA is defined as segment operating profit (loss) before long-lived asset impairment charges, contract termination settlements plus depreciation, depletion and amortization expense. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 33. (in millions) (in millions) Coal Mining NAMining Minerals Management 3.4 2.2 3.3 0 10 20 2021 2022 2023 8.0 8.7 11.5 0 10 20 2021 2022 2023 26.1 52.2 19.4 0 20 40 60 2021 2022 2023 27.9 59.2 27.5 0 20 40 60 2021 2022 2023 (2) (2) (1) (1) (1) (2) (2) (1) (1) (1)

Non-GAAP Disclosure This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Consolidated and Segment Adjusted EBITDA are measures of income (loss) that differ from financial results measured in accordance with GAAP. Consolidated and Segment Adjusted EBITDA and net cash (debt) in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures. NACCO defines non-GAAP measures as follows: ▪ Consolidated Adjusted EBITDA is net income (loss) before long-lived asset impairment charges, contract termination settlements and income taxes, plus net interest expense and depreciation, depletion and amortization expense; ▪ Segment Adjusted EBITDA is segment operating profit (loss) before long-lived asset impairment charges, contract termination settlements plus depreciation, depletion and amortization expense; and ▪ Net Cash is defined as Cash minus Debt. 33

Non-GAAP Reconciliation Consolidated Adjusted EBITDA 34 ($ in thousands) 2021(2) 2022(1)(2) 2023(1) Net income (loss) $48,125 $74,158 ($39,587) Long-lived asset impairment charges (1) - 3,939 65,887 Contract termination settlements (2) (10,333) (30,882) - Income tax provision (benefit) 8,725 13,565 (24,571) Interest expense 1,719 2,034 2,460 Interest income (449) (1,449) (6,081) Depreciation, depletion and amortization expense 23,085 26,816 29,387 CONSOLIDATED ADJUSTED EBITDA $70,872 $88,181 $27,495 (1) During 2022 and 2023, the Company recorded non-cash impairment charges of $3.9 million and $65.9 million, respectively. (2) During 2021 and 2022, the Company received cash contract termination settlements of $10.3 million and $14.0 million, respectively. In addition, in 2022, the Company recorded non-cash termination settlements of $16.9 million.

# Non-GAAP Reconciliation Segment Adjusted EBITDA

| ($ in thousands) | Coal Mining | NAMining | Minerals Management | Unallocated | Eliminations | Consolidated |
|---|---|---|---|---|---|---|
| **2023** | | | | | | |
| Operating Profit (Loss) | ($71,342) | $3,348 | $19,418 | ($21,461) | ($100) | ($70,137) |
| Long-lived asset impairment charge[1] | 60,832 | - | 5,055 | - | - | 65,887 |
| Depreciation, Depletion and Amortization | 17,569 | 8,172 | 3,067 | 579 | - | 29,387 |
| Segment Adjusted EBITDA | $7,059 | $11,520 | $27,540 | ($20,882) | ($100) | 25,137 |
| Other income, net | | | | | | 2,358 |
| Consolidated Adjusted EBITDA | | | | | | $27,495 |
| **2022** | | | | | | |
| Operating Profit (Loss) | $38,309 | $2,202 | $52,214 | ($23,233) | $494 | $69,986 |
| Contract termination settlement[2] | (14,000) | - | - | - | - | (14,000) |
| Long-lived asset impairment charge[1] | - | - | 3,939 | - | - | 3,939 |
| Depreciation, Depletion and Amortization | 17,074 | 6,457 | 3,026 | 259 | - | 26,816 |
| Segment Adjusted EBITDA | $41,383 | $8,659 | $59,179 | ($22,974) | $494 | 86,741 |
| Other income, net | | | | | | 1,440 |
| Consolidated Adjusted EBITDA | | | | | | $88,181 |
| **2021** | | | | | | |
| Operating Profit (Loss) | $45,784 | $3,384 | $26,080 | ($19,553) | ($285) | $55,410 |
| Contract termination settlement[2] | (10,333) | - | - | - | - | (10,333) |
| Depreciation, Depletion and Amortization | 16,510 | 4,574 | 1,858 | 143 | - | 23,085 |
| Segment Adjusted EBITDA | $51,961 | $7,958 | $27,938 | ($19,410) | ($285) | 68,162 |
| Other income, net | | | | | | 2,710 |
| Consolidated Adjusted EBITDA | | | | | | $70,872 |

(1) During 2023 and 2022, the Company recorded non-cash impairment charges of $65.9 million and $3.9 million, respectively.
(2) During 2022 and 2021, the Company received cash contract termination settlements of $14.0 million and $10.3 million, respectively.

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